Exhibit 99.1

NewLink Genetics Receives $8.1 Million Award from DTRA to Advance Ebola Vaccine

AMES, IA - September 24, 2015 - NewLink Genetics Corporation (NASDAQ:NLNK) announced today that the Defense Threat Reduction Agency (DTRA) of the United States Department of Defense has awarded a subsidiary of NewLink Genetics an $8.1 million base contract with future options totaling $5.2 million to support various development activities of the investigational rVSV-ZEBOV (Ebola) vaccine candidate. NewLink has exclusively licensed research, development and manufacturing of the rVSV-ZEBOV vaccine to Merck.

The rVSV-ZEBOV (Ebola) vaccine candidate was originally developed by the Public Health Agency of Canada (PHAC) and was subsequently licensed to a subsidiary of NewLink Genetics. In late 2014, Merck, known as MSD outside the United States and Canada, licensed the vaccine from NewLink Genetics to apply Merck's vaccine expertise to help accelerate the development of this vaccine candidate.  Clinical studies of the rVSV-ZEBOV are ongoing.
"The new contract from DTRA is key to the continuing rapid development of this Ebola vaccine candidate," said Dr. Charles Link, CEO and Chief Scientific Officer of NewLink Genetics. “These funds will support studies of our Ebola vaccine candidate that we hope will demonstrate its safety in large rural populations.”
About NewLink Genetics Corporation
NewLink is a biopharmaceutical company focused on discovering, developing and commercializing novel immuno-oncology products to improve treatment options for patients with cancer. NewLink Genetics’ portfolio includes biologic and small molecule immunotherapy product candidates intended to treat a wide range of oncology indications. NewLink Genetics’ product candidates are designed to harness multiple components of the immune system to combat cancer without significant incremental toxicity, either as a monotherapy or in combination with other treatment regimens. For more information please visit http://www.newlinkgenetics.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements of NewLink Genetics that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this press release are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “potential,” “will,” “could,” “should,” “seek” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about NewLink Genetics’ financial guidance for 2015; enrollment in or results of its clinical trials for product candidates; its timing of release of data from ongoing clinical studies; its plans related to moving additional indications into clinical development; NewLink Genetics’ future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink Genetics makes due to a number of

Exhibit 99.1

important factors, including those risks discussed in “Risk Factors” and elsewhere in NewLink Genetics’ Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The forward-looking statements in this press release represent NewLink Genetics’ views as of the date of this press release. NewLink Genetics anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics’ views as of any date subsequent to the date of this press release.
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Corporate Contact:
Jack Henneman
Chief Financial Officer
(515) 598-2561
Investor@linkp.com

Investor Contact:
Donna LaVoie or Kristina Coppola
LaVoieHealthScience
617-374-8800, ext. 107/105
dlavoie@lavoiehealthscience.com
kcoppola@lavoiehealthscience.com

Media:
David Connolly or Lindsay LeCain
LaVoieHealthScience
617-374-8800, ext. 108/106
dconnolly@lavoiehealthscience.com